UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 15, 2022 (June 15, 2022)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As described in Item 5.07 below, on June 15, 2022, the stockholders of Altice USA, Inc. (the “Company”) approved an amendment to the Amended and Restated Altice USA 2017 Long Term Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance by 35,000,000. A copy of the amendment to the Plan is included in the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2022 (“Proxy Statement”) and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders
On June 15, 2022, the Company held its 2022 Annual Meeting of Stockholders ("Annual Meeting"). At the Annual Meeting, the Company’s Class A and Class B stockholders voted together as a single class upon the following proposals, each of which is described in more detail in the Company’s Proxy Statement: (i) the election of Patrick Drahi, Gerrit Jan Bakker, David Drahi, Dexter Goei, Mark Mullen, Dennis Okhuijsen, Susan Schnabel, Charles Stewart and Raymond Svider to the Company’s Board of Directors for one-year terms; (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, (iii) the amendment to the Plan to increase the number of shares available for issuance and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.
The voting results from the Annual Meeting, including the number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have twenty-five votes per share.
No other matters were considered and voted on by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Patrick Drahi	4,676,166,570	105,622,527	1,534,748	18,095,361
Gerrit Jan Bakker	4,687,718,511	94,071,202	1,534,132	18,095,361
David Drahi	4,676,990,462	104,798,930	1,534,453	18,095,361
Dexter Goei	4,685,382,466	96,396,227	1,545,152	18,095,361
Mark Mullen	4,674,378,425	107,398,732	1,546,688	18,095,361
Dennis Okhuijsen	4,687,255,729	94,522,981	1,545,135	18,095,361
Susan Schnabel	4,700,932,302	80,857,285	1,534,258	18,095,361
Charles Stewart	4,690,734,399	91,054,969	1,534,477	18,095,361
Raymond Svider	4,650,725,316	131,064,399	1,534,130	18,095,361
Proposal 2: Approval of the Compensation of Executive Officers

For	Against	Abstain	Broker Non-Votes
4,638,072,510	142,858,350	2,392,985	18,095,361
Proposal 3: Approval of the Amendment to the Amended and Restated Altice USA 2017 Long Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
4,663,816,982	117,194,380	2,312,483	18,095,361
Proposal 4: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,794,250,542	6,438,353	730,311	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: June 15, 2022	By:	/s/ Michael E. Olsen
Michael E. Olsen
Executive Vice President, General Counsel and Secretary